Exhibit 99.1

Execution Copy

SETTLEMENT AGREEMENT

This Settlement Agreement (the “Agreement”), effective as of the date when executed by all Parties hereto (the “Effective Date”), is made and entered into between Seagate Technology LLC, Seagate Technology International, Seagate Singapore International Headquarters Pte. Ltd., and Maxtor Corporation (collectively “Seagate”); William D. Watkins (“Mr. Watkins”); and STEC, Inc. (“STEC”) (each a “Party” and, collectively, the “Parties”).

WHEREAS, on April 14, 2008, Seagate filed a lawsuit against STEC in the United States District Court for the Northern District of California, Seagate Technology LLC et al. v. STEC, Inc., Civ. No. 08-cv-1950 (the “Action”), alleging that STEC has infringed five patents owned by Seagate (U.S. Patent Nos. 7,042,664; 5,261,058; 6,336,174; 6,849,480; and 6,404,647) (the “Patents-in-Suit”);

WHEREAS, STEC has asserted certain counterclaims against Seagate in the Action;

WHEREAS, on February 5, 2009, the Court granted STEC leave to file a proposed Amended Answer and Counterclaims against Seagate and Mr. Watkins (the “Amended Counterclaims”), but STEC has not yet filed the Amended Counterclaims with the Court; and

WHEREAS, the Parties now desire to settle each of the claims asserted in Action, and the Amended Counterclaims, on the terms and conditions respectively set forth in this Agreement;

NOW, THEREFORE, for and in consideration of the covenants, conditions and undertakings hereinafter set forth, it is hereby agreed by and between the Parties as follows:

1 Dismissals. Within three (3) business days of the Effective Date hereof, the Parties shall jointly file a fully executed stipulated order of dismissal with prejudice of all claims asserted in the Action by all Parties, each Party to bear its own fees and costs.

2. Releases

2.1 Seagate hereby unconditionally releases and forever discharges STEC from liability for all claims asserted by Seagate against STEC in the Action.

2.2 STEC hereby unconditionally releases and forever discharges Seagate from liability for all claims asserted by STEC against Seagate in the Action, and for all claims included in the Amended Counterclaims, provided that, nothing herein shall preclude STEC from asserting any and all patent defenses and patent counterclaims if Seagate, or any assignee or successor to the Patents-in-Suit, asserts, or threatens to assert, the Patents-in-Suit in the future.

2.3 STEC hereby unconditionally releases and forever discharges Mr. Watkins from liability for all claims included in the Amended Counterclaims.

2.4 Mr. Watkins hereby unconditionally releases and forever discharges STEC from liability for all compulsory counterclaims responsive to the Amended Counterclaims.

2.5 Nothing contained in this Section 2 shall release any Party from any obligation under this Agreement.

2.6 With respect to all of the releases and discharges set forth in this Section 2, the Parties expressly waive the benefit and application of California Civil Code Section 1542 (“Section 1542”), which provides as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him must have materially affected his or her settlement with the debtor.

3. Warranties

3.1 Each of the Parties hereby represents and warrants that it has the full right, power and authority to enter into this Settlement Agreement, and to perform the obligations hereunder, and that there are no outstanding agreements, assignments, or encumbrances inconsistent with the provisions of this Agreement.

3.2 Each of the Parties hereby represents and warrants that it is the sole and absolute owner of every claim released herein, and has not assigned, transferred or purported to assign or transfer to any person, firm, entity or corporation any claim, demand, right, damage, liability, debt, account, action or cause of action, or any other matter herein released or discharged that the Party has, had, may have, or may have had against any other Party.

3.3 Each of the Parties hereby represents and warrants that its execution of this Agreement has been duly authorized by all necessary corporate action of such Party, and that it will hold harmless any Party to this Agreement for attorneys’ fees, costs, expenses, or damages incurred or paid as a result of any assertion that such person or entity lacks such authority.

3.4 Each of the Parties to this Agreement has made such investigation of the facts pertaining to this settlement and this Agreement, and all of the matters pertaining thereto, as it deems necessary.

3.5 Each of the Parties hereby represents and warrants that no other Party, or any agent or attorney of any other Party hereto, has made any promise, representation or warranty whatsoever, express or implied, not contained herein concerning the subject matter hereof, to induce it to execute this document, and acknowledges that it has not executed this instrument in reliance on any such promise, representation, or warranty not contained herein.

4. No Admission of Liability This Agreement effects the settlement of claims which are denied and contested, and nothing contained herein shall be construed as an admission by any Party of any liability of any kind to any other Party.

5. General Provisions

5.1 Entire Agreement This Agreement constitutes the entire agreement and understanding between the Parties with respect to its subject matter and terminates and supersedes any prior or contemporaneous agreements or understandings relating to such subject matter. None of the provisions of this Agreement may be waived or modified except in a writing signed by both Parties, and there are no representations, promises, agreements, warranties, covenants or undertakings other than those contained herein.

5.2 No Waiver No delay or omission on the part of any Party to this Agreement in requiring performance by another Party, or in exercising any right hereunder, shall operate as a waiver of any provision hereof or of any right or rights hereunder, and a waiver, omission or delay in requiring performance or exercising any right hereunder on any one occasion shall not be construed as a bar to or waiver of such performance or right, or of any right or remedy under this Agreement, on any future occasion.

5.3 Governing Law; Jurisdiction and Venue This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of California without reference to its choice of law rules, except to the extent preempted by the laws of the United States of America. With respect to all disputes arising in connection with this Agreement and the dismissal of the Actions, the Parties consent to jurisdiction, including personal and/or subject matter, and venue in the United States District Court for the Northern District of California. The Parties waive their right to object to, or challenge, the jurisdiction or venue of said court.

5.4 Interpretation of Agreement This Agreement is the product of an arms-length negotiation between the Parties, with each of the Parties being represented by legal counsel of its choice. Accordingly, in any interpretation of this Agreement, it shall be deemed that this Agreement was prepared jointly by the Parties, and no ambiguity shall be construed or resolved against any Party on the premise or presumption that such Party was responsible for drafting this Agreement. Section and subsection headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

5.5 Further Assurances Each Party shall do, or cause to be done, all such further acts, and shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any and all such further documentation as another Party reasonably requires to carry out the purposes of this Agreement.

5.6 Counterparts This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

5.7 Fees and Costs Each Party shall bear its own attorneys’ fees and costs incurred in connection with the Action.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement effective as of the Effective Date.

Agreed to: Seagate Technology LLC, Seagate Technology International, Seagate Singapore International Headquarters Pte. Ltd., and Maxtor Corporation		Agreed to: STEC, Inc.

By:	/s/ Kenneth M. Massaroni	By:	/s/ Manouch Moshayedi
Name:	Kenneth M. Massaroni	Name:	Manouch Moshayedi
Title:	Senior Vice President & General Counsel	Title:	Chief Executive Officer

Date: February 18, 2009		Date: February 18, 2009

William D. Watkins

By:	/s/ William D. Watkins
Name:	William D. Watkins

Date: 2/18/09

4